1st Quarter 2006 Conference Call January 20, 2006 Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2006 that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements, including information concerning possible or assumed future risks. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to increase prices due to higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, the successful integration of York, as well as those factors discussed in the Company's Form 8-K filing (dated January 19, 2006) and the risk factors as filed with the SEC January 9, 2006, could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Exhibit 99.2

Overview John Barth - Chairman and CEO Q1 Business Results Denise Zutz - Vice President, Strategy, Investor Relations and Communication Financial Review Bruce McDonald - Vice President and Chief Financial Officer Q&A Agenda

First Quarter 2006: Record Results Executing according to plan A strong quarter Record sales and earnings Sales up 14% to $7.5 billion Interiors sales outpaced industry build Substantial increase in battery shipments Double-digit systems/technical services growth in N. America Operating income up 5% to $231 million European interiors: major improvement Offsets: North American results and acquisition costs Income from continuing operations up 7% to $167 million $0.86 per diluted share vs. $0.81 in Q1 2005 Excluding non-operational items in both years, $0.87 up 16% vs $0.75 Thanks to our employees for their dedication and support Excluding impact of York and currency exchange, sales and operating income both up 10%

York Acquisition Completed December 9, 2005 One month earlier than originally expected Integration process underway; progressing well The more we learn, the more we like Organizational changes C. David Myers named president, building efficiency Leadership team: Executives from controls, York, interiors Good customer feedback Exploring alternatives for Bristol Compressor unit Permanent financing completed January 17, 2006 $2.5 billion in floating and fixed rate notes

Business Environment Building efficiency Higher energy costs remain a positive Backlog higher, controls orders strong Continued benefits from branch systems redesign initiative SEER 13 deadline for unitary products Commodity pressures (copper, aluminum) Power solutions Saft hybrid battery joint venture completed Integration process continues Growth opportunities in Asia Lead price increases Interior experience Vehicle production softer than originally expected GM and Ford announcements 3-row seat vehicle popularity continues to increase 50 new innovations at North American auto show Commodity prices still a headwind Shell facility management contract (24 countries) Highlights New battery aftermarket and OE supply contracts Development contract for 2009 NiMH hybrid vehicle battery Seating contract for 2009 DCX light truck platform

Confirming Full-Year 2006 Earnings Guidance Consolidated net sales Approx. $32.0B (up approx.16%) EPS from continuing operations $5.00 - $5.15 Sales - 60th consecutive year of increases Earnings - 16th consecutive year of increases Originally provided October 11, 2006

First Quarter 2006 Building Efficiency 2006 2005 Change Sales $1.8B $1.4B +31% Op. Inc. ex. York $39.8M $35.4M +12% Op. Inc. $36.9M $35.4M +4% Sales Incremental York revenues of $465M Controls down 2% North America systems and services growth offset by lower facility management sales ROW approximately flat Operating Income York acquisition costs Control margin improvement North American systems branch office margin improvement sustained Combined backlog up 7% to $3.2 billion (at December 31) Controls up 5% York up 10% Strong domestic controls installation orders (education, government sectors) Backlog/Orders (+34% ex. FX)

First Quarter 2006 Power Solutions 2006 2005 Change Sales $976 $720 +35% Op. Inc. $109 $93 +17% (in millions) Sales Substantially higher unit shipments North America: strong aftermarket demand Europe: OE, OE service, aftermarket Organic growth plus Delphi acquisition volume (July 2005) Operating Income Volume Operating efficiencies Lead price increase a negative N. America Delphi sales dilutive to margins (+39% ex. FX)

Sales Higher revenues in North America (+6%), Europe (+2%) and Asia (+23%) Industry production up 3% in North America, estimated down 1% in Europe Primary source of revenue increase North America: new launches Europe: platform mix Operating Income Higher commodity costs N.A. customer restructuring Higher launch costs in Asia Continued operational improvements in Europe 2006 2005 Change Sales $4.7B $4.5B +5% Op. Inc. $86M $91M -5% First Quarter 2006 Interior Experience (+9% ex. FX) (+1% ex. FX)

First Quarter 2006 Financial Highlights (in millions) FX impact: Euro at $1.19 vs $1.28 Gross margin level as restructuring benefits and operational efficiencies offset commodity cost pressures SG&A increase includes costs related to facility closure and FAS 123R adoption Excluding York, operating margin maintained despite increased commodity costs Excluding York and FX

First Quarter 2006 Financial Highlights (in millions) Net interest expense: Current period includes $14M related to York acquisition financing Miscellaneous - net: Current period reflects gain on sale of interest in an interior joint venture Tax rate: Effective rate in current quarter declines from prior year's 26.5% due to York synergies; provision lowered by one-time benefits of $16M and $12M in 2006 and 2005, respectively

Fiscal 2006 First Quarter Earnings Analysis 12

Fiscal 2006 Business Outlook Building Power Interior Sales Operating Margin Approx. 90% higher Approx. 20% higher Approx. 4% lower Slightly lower Level Level Lower production on key platforms Negative impact of FX Delphi acquisition Organic growth/New business Negative impact of FX York acquisition (10 months) Organic growth Negative impact of FX Lower production on key platforms, higher commodity costs in N. America European performance Restructuring benefits, cost focus Dilutive impact of Delphi N.A. operations Commodity costs Systems redesign benefits York seasonality, non-recurring acquisition costs * Outlook excludes discontinued operations, prior year restructuring costs *

Commodities Update increases/surcharges Steel Assume stable pricing Foam Chemicals Expect moderate softening Resin Expect moderate softening Lead Assume stable LME prices Fuel Do not assume sustained October 2005 Outlook Current Outlook X X X X Interior: Petroleum-based exposure in N.A. Power: LME prices at historic highs; some offset through pass-throughs and recycling Building: Copper (exposure) and aluminum (fixed contract) buy Lead Resin Foam Chemicals 14

Financial Impact of York Acquisition

2006 Q2 Guidance Earnings per share from continuing operations up 161 - 168%; adjusted for items up 8 - 11%* *Non-GAAP. See reconciliation in appendix. 2006 Q2 Earnings per share from continuing operations guidance: $0.73 - $0.75

Full Year Guidance On track to deliver 16th consecutive year of record earnings.

Appendix

Non-GAAP Reconciliation

Debt Summary JCI York Acq Bonds JCI Existing Debt 3218 2089 % Total Debt To Capital Debt Profile At 12/31/05 Fixed Floating York Acquisition Target Range Actual Projected JCI Debt Acquisition Financing

Balance Sheet Impact of York Acquisition * Measurements are not meaningful due to the inclusion of only one month of York sales and cost of sales Consolidated York Impact Consolidated JCI (excl. York) December 31, 2005 September 30, 2005

2006 Q1: Key Platforms

Positives

North America

- Chevy Impala/Monte Carlo
- Chrysler 300/Magnum
- Honda Pilot
- Hummer H3
- Jeep Grand Cherokee/Commander
- Mercedes R-Class, M-Class
- Toyota Tacoma
- VW Jetta

Europe

- Opel Zafira
- VW Passat
- Mercedes A-Class, CLS
- Range Rover Sport
- Renault Clio, Modus
- Skoda Octavia
- Ford Fiesta, Focus, Focus C-Max

Negatives

North America

- Ford Expedition/Navigator
- GM Minivans
- Honda Accord
- Chevy TrailBlazer/Envoy

Europe

- Mercedes C Class, E Class
- Renault Twingo
- Opel Astra

22